
                                      SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                                       MONTHLY PERIOD ENDING SEPTEMBER 30, 2000
                                      BANK OF AMERICA, NATIONAL ASSOCIATION (USA)
                                       BA MASTER CREDIT CARD TRUST SERIES 1998-A


1.          The aggregate amount of the Investor Percentage of Collections of Principal Receivables     $97,058,599.40
                                                                                                        --------------

2.          The aggregate amount of the Investor Percentage of Collections of Finance Charge
            Receivables (excluding Interchange)                                                         $11,465,642.87
                                                                                                        --------------

3.          The aggregate amount of the Investor Percentage of Interchange                              $ 1,701,056.62
                                                                                                        --------------

4.          The aggregate amount of Servicer Interchange                                                $   625,000.00
                                                                                                        --------------

5.          The aggregate amount of funds on deposit in Finance Charge Account allocable to the
            Series 1998-A   Certificates                                                                $12,541,699.49
                                                                                                        --------------

6.          The aggregate amount of funds on deposit in the Principal Account allocable to the
            Series 1998-A  Certificates                                                                 $97,058,599.40
                                                                                                        --------------

7.          The aggregate amount of funds on deposit in the Principal Funding Account allocable
            to the Series 1998-A -Certificates                                                          $         0.00
                                                                                                        --------------

8.          The aggregate amount to be withdrawn from the Finance Charge Account pursuant to
            Section 4.11 and distributed to the Collateral Interest Holder in accordance with
            subsection 5.01 (c)                                                                         $         0.00
                                                                                                        --------------

9.          The excess, if any, of the Required Collateral Interest over the Collateral Interest        $         0.00
                                                                                                        --------------

10.         The Collateral Interest on the Transfer Date of the current calendar month, after giving
            effect to the deposits and withdrawals specified above, is equal to                         $60,000,000.00
                                                                                                        --------------

11.         The amount of Monthly Interest, Deficiency Amounts and Additional Interest payable to the

       (i)  Class A Certificateholders                                                                  $ 3,760,384.77
                                                                                                        --------------
      (ii)  Class B Certificateholders                                                                  $   244,782.94
                                                                                                        --------------
     (iii)  Collateral Interest Holder                                                                  $   367,931.25
                                                                                                        --------------

12.         The amount of principal payable to the

       (i)  Class A Certificateholders                                                                  $         0.00
                                                                                                        --------------
      (ii)  Class B Certificateholders                                                                  $         0.00
                                                                                                        --------------
     (iii)  Collateral Interest Holder                                                                  $         0.00
                                                                                                        --------------

13.         The sum of all amounts payable to the

       (i)  Class A Certificateholders                                                                  $ 3,760,384.77
                                                                                                        --------------
      (ii)  Class B Certificateholders                                                                  $   244,782.94
                                                                                                        --------------
     (iii)  Collateral Interest Holder                                                                  $   367,931.25
                                                                                                        --------------

14.         To the knowledge of the undersigned, no Series 1998-A Pay Out Event or Trust Pay Out
            Event has occurred except as described below:
            None

          IN  WITNESS  WHEREOF,  the  undersigned  has  duly  executed  and  delivered  this  Certificate this  12th  day  of  August,  2002.


          BANK  OF  AMERICA,  NATIONAL  ASSOCIATION  (USA)
          TRANSFEROR  AND  SERVICER



          By:  /s/  R.  Brian  Rozelle
          ----------------------------
          Name:     R.  Brian  Rozelle
          Title:    Assistant  Vice  President